SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT


                        Pursuant to Section 13 of the
                       Securities Exchange Act of 1934





                                Date of Report
             (Date of earliest event reported): July 15, 1997


                        PRIME RECEIVABLES CORPORATION
             (Originator of the Prime Credit Card Master Trust)

                            9111 Duke Boulevard
                          Mason, Ohio  45040-8999
                              (513) 573-2037


Delaware			   31-1359594                 0-21118

(State of Incorporation)        (IRS I.D. No.)      (Commission File Number)





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Item 5.	Other Events.

			NONE



Item 7.	Financial Statements, Pro Forma Financial Information, and
		Exhibits.

		The following Exhibits are filed with this Report:

		28.74	Settlement Statement of the Trust
        for the period ended July 5, 1997
        and the related distributions made
        on July 15, 1997.









	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PRIME RECEIVABLES CORPORATION



Date:     July 24, 1997                         By: /s/  David W. Dawson
                                                         David W. Dawson,
                                                            Treasurer























                                INDEX TO EXHIBITS


Exhibit                                                  Sequentially
Number           Exhibit                                 Numbered Page



28.74          Settlement Statement of the Trust
               for the period ended July 5, 1997
               and the related distributions made
               on July 15, 1997.